DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Dear Shareholder:

The Board of Trustees for your fund, Dreyfus New York AMT-Free Municipal Cash Management (the "Fund"), has approved the tax-free reorganization of the Fund into Dreyfus New York Municipal Cash Management (the "Acquiring Fund").  The Fund is a series of Dreyfus Tax Exempt Cash Management Funds (the "Trust").  The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00.  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Fund and the Acquiring Fund.

The reorganization of the Fund is expected to occur on or about August 28, 2015, at which time the Fund will transfer all of its assets to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  Upon completion of the reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the same class of the Acquiring Fund equal in value to the value of your shares of the same class you held of the Fund, except that holders of Classic shares of the Fund will receive Participant shares of the Acquiring Fund.

As part of a broader set of changes being proposed by Dreyfus for its current money market fund offerings, management of Dreyfus recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has the same investment objective and substantially similar investment management policies as the Fund.  While the Acquiring Fund currently is and will continue to be permitted to invest its assets without limitation in municipal obligations that provide income that may be subject to the federal alternative minimum tax, effective September 1, 2015 the Acquiring Fund will be managed so that income paid by the Acquiring Fund will not be subject to the federal alternative minimum tax. The Acquiring Fund has a lower total annual expense ratio than the Fund and a comparable performance record to that of the Fund, with respect to the applicable share class.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

After careful review, the Trust's Board of Trustees has unanimously approved the reorganization of the Fund.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower total annual expense ratio than the Fund and a comparable performance record to that of the Fund, with respect to the applicable share class.  In approving the reorganization, the Trust's Board of Trustees determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.

The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Fund and the Acquiring Fund, operate.  Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules in October 2016.  In order to do so, the Acquiring Fund will not accept any investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new SEC rules.

The reorganization of the Fund does not require shareholder approval, and you are not being asked to vote.  We do, however, ask that you carefully review the enclosed Prospectus/Information Statement, which contains information about the Acquiring Fund and the reorganization of the Fund into the Acquiring Fund.

If you have any questions or need additional information, please call 1-800-346-3621 (individuals or entities for whom institutions may purchase or redeem Fund shares should call 1-800-DREYFUS).

Sincerely,
Bradley J. Skapyak President Dreyfus Tax Exempt Cash Management Funds

June 10, 2015

TRANSFER OF THE ASSETS OF
DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT INVESTMENT WHEN THE REORGANIZATION OCCURS?

You will become a shareholder of Dreyfus New York Municipal Cash Management (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about August 28, 2015 (the "Closing Date"), and will no longer be a shareholder of Dreyfus New York AMT-Free Municipal Cash Management (the "Fund"), a series of Dreyfus Tax Exempt Cash Management Funds (the "Trust").  You will receive Institutional shares, Administrative shares, Investor shares or Participant shares of the Acquiring Fund corresponding to your Institutional shares, Administrative shares, Investor shares or Classic shares of the Fund, respectively, with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of the Trust.

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  As of February 28, 2015, the Acquiring Fund had approximately $359 million and the Fund had approximately $96 million in net assets.  In addition, the Acquiring Fund has a lower total annual expense ratio than the Fund and a comparable performance record to that of the Fund, with respect to the applicable share class.  By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses.  Dreyfus also should be able to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions.  The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies.  The Acquiring Fund and the Fund each seek as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.  As money market funds, the Acquiring Fund and the Fund are each subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to help them maintain a $1.00 share price.  The investment policies, practices and limitations (and the related risks) of the Acquiring Fund and the Fund are substantially similar.  To pursue its goal, each fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes.  The Fund does not invest in municipal obligations that pay interest subject to the federal alternative minimum tax.  While the Acquiring Fund currently is and will continue to be permitted to invest its assets without limitation in municipal obligations that provide income that may be subject to the federal alternative minimum tax, effective September 1, 2015 the Acquiring Fund will be managed so that income paid by the Acquiring Fund will not be subject to the federal alternative minimum tax.

Although the Acquiring Fund and the Fund each seek to provide income exempt from federal, New York state and New York city personal income taxes, each fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes that acceptable New York municipal obligations are unavailable for investment.  During such periods, the relevant fund may not achieve its investment objective.

Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Information Statement.

CAN YOU SUMMARIZE THE REGULATORY CHANGES AFFECTING THE FUNDS AND WHAT DREYFUS IS PROPOSING TO DO WITH ITS MONEY MARKET FUND LINE-UP?

Last July, the Securities and Exchange Commission (the "SEC") issued new rules for money market funds, including the Fund and the Acquiring Fund.  When implemented, these rules will create new definitions for government funds and retail funds, and also require institutional prime (general purpose) and institutional municipal money market mutual funds to price and transact at a "floating" net asset value per share.  During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals.  The new structural changes, however, will not materially affect government money market funds.

Since last July, management of Dreyfus has conducted an ongoing review of the SEC's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including plans to amend the investment management policies of certain Dreyfus-managed money market funds and proposals to convert several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus is proposing to consolidate several funds, including the Fund and the Acquiring Fund, that have similar investment strategies.  Dreyfus believes that the reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.

WILL THE ACQUIRING FUND CONTINUE TO SEEK TO MAINTAIN A STABLE NET ASSET VALUE AFTER IMPLEMENTATION OF THE REGULATORY CHANGES?

Yes.  Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules.  To be permitted to do so, the Acquiring Fund will not accept any new investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new SEC rules.  Currently, the Fund and the Acquiring Fund have non-natural persons as part of their shareholder bases.  Shareholders of the Acquiring Fund who are non-natural persons would be permitted to remain in the Acquiring Fund, but would not be permitted to make new investments after the date the Acquiring Fund implements changes in accordance with the new SEC rules.  These shareholders also would be permitted to exchange into other money market funds managed by Dreyfus.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Holders of Institutional shares, Administrative shares or Investor shares will continue to enjoy the same shareholder privileges as shareholders of the Acquiring Fund that they currently have as shareholders of the Fund.  Holders of Classic shares of the Fund who receive Participant shares of the Acquiring Fund in the reorganization, however, will not be able to use Dreyfus TeleTransfer, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Automatic Withdrawal Plan or Dreyfus Express®.  In addition, holders of Classic shares of the Fund who receive Participant shares of the Acquiring Fund in the reorganization will be able to exchange such Participant shares of the Acquiring Fund through the Fund Exchanges service or Dreyfus Auto-Exchange Privilege for Participant shares of any Dreyfus Cash Management fund or Participant Advantage shares of Dreyfus Institutional Cash Advantage Fund, but will not be able to exchange such Participant shares for shares of other funds in the Dreyfus Family of Funds.  In considering the various share classes offered by the Acquiring Fund, Dreyfus believes that exchanging Classic shares of the Fund for Participant shares of the Acquiring Fund is reasonable given the expense structures and investor bases of those share classes.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under its respective agreement with Dreyfus, each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.20% of the value of its average daily net assets.  In addition, as of each fund's most recent fiscal year end, Institutional, Administrative and Investor shares of the Acquiring Fund each had a lower total annual expense ratio than the corresponding class of shares of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund).  Participant shares of the Acquiring Fund also had a lower total annual expense ratio than Classic shares of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund), as of each fund's most recent fiscal year end.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the reorganization whether or not the reorganization is consummated.

WHY DID THE TRUST'S BOARD APPROVE THE REORGANIZATION?

As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings described above, management of Dreyfus recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower total annual expense ratio than the Fund and a comparable performance record to that of the Fund, with respect to the applicable share class.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

WHY IS NO SHAREHOLDER ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the 1940 Act, in accordance with the Fund's Declaration of Trust and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of shareholders of either fund.

Transfer of the Assets of

DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT
(A Series of Dreyfus Tax Exempt Cash Management Funds)

To and in Exchange for Shares of

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

PROSPECTUS/INFORMATION STATEMENT JUNE 10, 2015

____________________________________________________

This Prospectus/Information Statement is being furnished to you by the Board of Trustees of Dreyfus Tax Exempt Cash Management Funds (the "Trust") because you are a shareholder of Dreyfus New York AMT-Free Municipal Cash Management (the "Fund"), a series of the Trust.  As provided in an Agreement and Plan of Reorganization approved by the Trust's Board, the Fund will transfer all of its assets to Dreyfus New York Municipal Cash Management (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Information Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Institutional shares, Administrative shares, Investor shares or Participant shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares, Administrative shares, Investor shares or Classic shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Classic shares of the Fund will receive Participant shares of the Acquiring Fund.

The Reorganization is expected to occur on or about August 28, 2015 (the "Closing Date").  No vote of the shareholders of the Fund will be taken with respect to the matters described in this Prospectus/Information Statement.  THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know.  This Prospectus/Information Statement is being mailed on or about June 24, 2015 to the Fund's shareholders of record as of the close of business on June 10, 2015.

A Statement of Additional Information ("SAI") dated June 10, 2015, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or calling 1-800-346-3621 (individuals or entities for whom institutions may purchase or redeem Fund shares should call 1-800-DREYFUS).
__________________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.
__________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement.  Any representation to the contrary is a criminal offense.
__________________________________________________________________________________

The Acquiring Fund and the Fund are open-end management investment companies known as money market mutual funds.  The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies.  The Dreyfus Corporation ("Dreyfus") is the investment adviser for the Acquiring Fund and the Fund.  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Information Statement.

The Acquiring Fund's Prospectuses dated June 1, 2015 and Annual Report for its fiscal year ended January 31, 2015 (including its audited financial statements for the fiscal year) accompany this Prospectus/Information Statement.  The Acquiring Fund's Prospectuses and the financial statements contained in its Annual Report are incorporated into this Prospectus/Information Statement by reference.  For a free copy of the Fund's most recent Prospectuses or Annual Report for its fiscal year ended January 31, 2015, please call your financial adviser, visit www.dreyfus.com, write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-346-3621 (individuals or entities for whom institutions may purchase or redeem Fund shares should call 1-800-DREYFUS).

TABLE OF CONTENTS

Summary	4
Reasons for the Reorganization	19
Information about the Reorganization	20
Additional Information about the Acquiring Fund and the Fund	24
Financial Statements and Experts	27
Exhibit A: Agreement and Plan of Reorganization	A-1

AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund's Prospectuses, the Fund's Prospectuses and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction.  The Trust's Board of Trustees, 75% of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Institutional shares, Administrative shares, Investor shares and Participant shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Institutional shares, Administrative shares, Investor shares or Classic shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Institutional shares, Administrative shares, Investor shares or Participant shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Classic shares of the Fund will receive Participant shares of the Acquiring Fund.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Trust's Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectuses and the Fund's Prospectuses.  Information contained in this Prospectus/Information Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies.  Each fund seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, each fund normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city income taxes.  The Fund does not invest in municipal obligations that pay interest subject to the federal alternative minimum tax.  While the Acquiring Fund currently is and will continue to be permitted to invest its assets without limitation in municipal obligations that provide income that may be subject to the federal alternative minimum tax, effective September 1, 2015 the Acquiring Fund will be managed so that income paid by the Acquiring Fund will not be subject to the federal alternative minimum tax.  The Acquiring Fund, like the Fund, also may invest in short-term, high quality structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

As a money market fund, each fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, which are designed to help money market funds maintain a stable share price of $1.00.  While each fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by Dreyfus, each fund may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.  The Acquiring Fund, like the Fund, is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days.  The maximum weighted average maturity of each fund's portfolio is 60 days and the maximum weighted average life to maturity of each fund's portfolio is 120 days.

Although the Acquiring Fund and the Fund each seek to provide income exempt from federal, New York state and New York city personal income taxes, each fund may invest temporarily in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes that acceptable New York municipal obligations are unavailable for investment.  During such periods, the relevant fund may not achieve its investment objective.

The Acquiring Fund and the Fund are "non-diversified" funds, which means that the proportion of each fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Fund is a series of the Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The Acquiring Fund also is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The rights of each fund's shareholders are governed by the respective trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, and applicable Massachusetts law.  As such, the rights of each fund's shareholders are substantially similar.

Investment Risks.  Because the Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either fund.  Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.  Additionally, while each fund has maintained a constant share price since its inception, and will continue to try to do so, neither Dreyfus nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent either fund's share price from falling below $1.00.

The following are the principal risks that could reduce the Acquiring Fund's or the Fund's income level and/or share price:

•
Interest rate risk.  This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates.  A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.  A low interest rate environment may prevent the Acquiring Fund or the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the respective fund's ability to maintain a stable net asset value.

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall. Although the Acquiring Fund and the Fund invest only in high quality debt securities, any of either fund's holdings could have its credit rating downgraded or could default.  The credit quality and prices of the securities held by a fund can change rapidly in certain market environments, and the default or significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities may fall dramatically, potentially impairing a fund's ability to maintain a stable net asset value, even during periods of declining interest rates.  Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and adversely affect remaining fund shareholders.

•
Municipal securities risk.  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of a fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the Acquiring Fund and the Fund invest may impair the fund's ability to maintain a stable net asset value.

•
Tax risk.  To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Acquiring Fund or the Fund from its investment in such obligations and distributed to fund shareholders will be taxable.

•
Structured notes risk.  Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

•
State-specific risk.  Each of the Acquiring Fund and the Fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline.  Investing primarily in a single state makes a fund more sensitive to risks specific to the state and may magnify other risks.

•
Regulatory risk.  The Commission has adopted amendments to the rules governing money market funds that may change the way that the funds, and similar money market funds, operate.  Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price.  In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's weekly liquid assets falling below certain minimums as defined in amended Rule 2a-7.  The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016.  As a result of the amendments, additional expenses may be incurred by the funds.

•
Non-diversification risk.  Each of the Acquiring Fund and the Fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers.  Therefore, the performance of the Acquiring Fund and the Fund may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Fees and Expenses.  The Acquiring Fund and the Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.20% of the value of the respective fund's average daily net assets. In addition, as of each fund's most recent fiscal year end, Institutional, Administrative and Investor shares of the Acquiring Fund each had a lower total annual expense ratio than the corresponding class of shares of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund).  In addition, Participant shares of the Acquiring Fund had a lower total annual expense ratio than Classic shares of the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund), as of each fund's most recent fiscal year end.

The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are based on each fund's fiscal year ended January 31, 2015.  The "Pro Forma After Reorganization" operating expenses information set forth in the tables below is based on the fees and expenses of each fund as of the fund's fiscal year ended January 31, 2015, and assume the Reorganization was consummated on that date.  Dreyfus has undertaken to reimburse expenses of the Fund and the Acquiring Fund to maintain current yields at certain levels.  As to each fund, such undertaking is voluntary and may be terminated at any time.  The total annual fund operating expenses in the tables below do not reflect this undertaking for either fund.  Neither fund charges any sales loads, redemption fees or exchange fees.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):

	Dreyfus New York AMT-Free Municipal Cash Management Institutional Shares		Dreyfus New York Municipal Cash Management Institutional Shares		Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Institutional Shares
Management fees	0.20%		0.20%		0.20%
Other expenses (including shareholder services fees)	0.16%		0.05%		0.05%
Total annual fund operating expenses	0.36	%1	0.25	%2	0.25	%3

	Dreyfus New York AMT-Free Municipal Cash Management Administrative Shares		Dreyfus New York Municipal Cash Management Administrative Shares		Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Administrative Shares
Management fees	0.20%		0.20%		0.20%
Distribution and/or service (12b-1) fees	0.10%		0.10%		0.10%
Other expenses	0.16%		0.05%		0.05%
Total annual fund operating expenses	0.46	%1	0.35	%2	0.35	%3

	Dreyfus New York AMT-Free Municipal Cash Management Investor Shares		Dreyfus New York Municipal Cash Management Investor Shares		Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Investor Shares
Management fees	0.20%		0.20%		0.20%
Distribution and/or service (12b-1) fees	0.25%		0.25%		0.25%
Other expenses	0.16%		0.05%		0.05%
Total annual fund operating expenses	0.61	%1	0.50	%2	0.50	%3

	Dreyfus New York AMT-Free Municipal Cash Management Classic Shares4		Dreyfus New York Municipal Cash Management Participant Shares		Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Participant Shares
Management fees	0.20%		0.20%		0.20%
Distribution and/or service (12b-1) fees	0.50%		0.40%		0.40%
Other expenses	0.16%		0.06%		0.05%
Total annual fund operating expenses	0.86	%1	0.66	%2	0.65	%3

___________________________________
1
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Fund would have been:  0.13% for Institutional shares; 0.14% for Administrative shares; 0.13% for Investor shares; and 0.13% for Classic shares.

2
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Acquiring Fund would have been:  0.13% for Institutional shares; 0.13% for Administrative shares; 0.13% for Investor shares; and 0.13% for Participant shares.

3
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Pro Forma combined fund would have been: 0.13% for Institutional shares; 0.13% for Administrative shares; 0.13% for Investor shares; and 0.13% for Participant shares.

4	Holders of Classic shares of the Fund will receive Participant shares of the Acquiring Fund in the Reorganization.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The Example is based on the operating expenses of the respective funds, as of the fiscal year ended January 31, 2015.  The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization of the Fund and the Acquiring Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Dreyfus New York AMT-Free Municipal Cash Management
	Institutional Shares	Administrative Shares	Investor Shares	Classic Shares
1 Year	$37	$47	$62	$88
3 Years	$116	$148	$195	$274
5 Years	$202	$258	$340	$477
10 Years	$456	$579	$762	$1,061

	Dreyfus New York Municipal Cash Management
	Institutional Shares	Administrative Shares	Investor Shares	Participant Shares
1 Year	$26	$36	$51	$67
3 Years	$80	$113	$160	$211
5 Years	$141	$197	$280	$368
10 Years	$318	$443	$628	$822

	Pro Forma After Reorganization Dreyfus New York Municipal Cash Management
	Institutional Shares	Administrative Shares	Investor Shares	Participant Shares
1 Year	$26	$36	$51	$66
3 Years	$80	$113	$160	$208
5 Years	$141	$197	$280	$362
10 Years	$318	$443	$628	$810

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Institutional shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Institutional shares from year to year.  The table for each fund shows the average annual total returns of the respective fund's shares over time.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  More recent performance information is available at www.dreyfus.com.

Dreyfus New York Municipal Cash Management — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+2.25	+3.31	+3.52	+2.18	+0.51	+0.12	+0.04	+0.01	+0.00	+0.00
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q3 '07	+0.89%
Worst Quarter:	Q4 '14	+0.00%

The year-to-date total return of the Acquiring Fund's Institutional shares as of 3/31/15 was 0.00%.

Dreyfus New York Municipal Cash Management Average annual total returns as of 12/31/14
Share class	1 Year	5 Years	10 Years
Institutional Shares	0.00%	0.04%	1.18%
Administrative Shares	0.00%	0.01%	1.12%
Investor Shares	0.00%	0.00%	1.04%
Participant Shares	0.00%	0.00%	0.97%

Institutions may call toll-free 1-800-346-3621 for the current yield of each class of shares of the Acquiring Fund.  Individuals or entities for whom institutions may purchase or redeem shares of the Acquiring Fund should call the institution directly.

Dreyfus New York AMT-Free Municipal Cash Management — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+2.16	+3.24	+3.42	+2.08	+0.52	+0.14	+0.03	+0.00	+0.00	+0.00
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q2 '07	+0.87%
Worst Quarter:	Q4 '14	+0.00%

The year-to-date total return of the Fund's Institutional shares as of 3/31/15 was 0.00%.

Dreyfus New York AMT-Free Municipal Cash Management Average annual total returns as of 12/31/14
Share class/inception date	1 Year	5 Years	10 Years or Since Inception
Institutional Shares (3/28/02)	0.00%	0.03%	1.15%
Administrative Shares (9/13/08)	0.00%	0.01%	0.17%
Investor Shares (2/25/02)	0.00%	0.00%	1.01%
Classic Shares (4/1/02)	0.00%	0.00%	0.90%

Institutions may call toll-free 1-800-346-3621 for the current yield of each class of shares of the Fund.  Individuals or entities for whom institutions may purchase or redeem shares of the Fund should call the institution directly.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $253 billion in 173 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Fund's Board of Trustees' approving the Acquiring Fund's management agreement with Dreyfus will be available in the Acquiring Fund's Semi-Annual Report for the six-months ending July 31, 2015.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $28.5 trillion in assets under custody and administration and $1.74 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Board Members.  The Acquiring Fund and the Trust have the same Board members.  Seventy-five percent of the Board members of the Acquiring Fund and the Trust are not "interested persons" (as defined in the 1940 Act) of the Acquiring Fund or the Trust ("Independent Board Members").

Primary Portfolio Managers.  Colleen Meehan currently serves as the primary portfolio manager of the Acquiring Fund.  Bill Vasiliou currently serves as the primary portfolio manager of the Fund.  Ms. Meehan is a senior vice president and director of Municipal Money Market Fund Strategies for CIS, a division of Dreyfus, and Mr. Vasiliou is a vice president and money market portfolio manager of Municipal Money Market Fund Strategies for CIS.  Ms. Meehan will serve as the combined fund's primary portfolio manager after the Reorganization.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization.  The Fund has classified its shares into four classes— Institutional shares, Administrative shares, Investor shares and Classic shares.  The Acquiring Fund has classified its shares into four classes—Institutional shares, Administrative shares, Investor shares and Participant shares.  Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization, except that holders of Classic shares of the Fund will receive Participant shares of the Acquiring Fund.  The following tables set forth, as of January 31, 2015, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Dreyfus New York AMT-Free Municipal Cash Management Institutional Shares	Dreyfus New York Municipal Cash Management Institutional Shares	Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Institutional Shares
Total net assets	$70,220,024	$125,650,212	$195,870,236
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	70,199,949	125,652,282	195,852,231

	Dreyfus New York AMT-Free Municipal Cash Management Administrative Shares	Dreyfus New York Municipal Cash Management Administrative Shares	Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Administrative Shares
Total net assets	$2,529,549	$10,175,667	$12,705,216
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	2,528,830	10,175,628	12,704,458

	Dreyfus New York AMT-Free Municipal Cash Management Investor Shares	Dreyfus New York Municipal Cash Management Investor Shares	Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Investor Shares
Total net assets	$52,646,090	$260,667,821	$313,313,911
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	52,631,014	260,669,470	313,300,484

	Dreyfus New York AMT-Free Municipal Cash Management Classic Shares	Dreyfus New York Municipal Cash Management Participant Shares	Pro Forma After Reorganization Dreyfus New York Municipal Cash Management Participant Shares
Total net assets	$23,618	$1,195,661	$1,219,279
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	23,611	1,195,657	1,219,268

As of January 31, 2015, the Acquiring Fund's total net assets (attributable to Institutional shares, Administrative shares, Investor shares and Participant shares) and the Fund's total net assets (attributable to Institutional shares, Administrative shares, Investor shares and Classic shares) were $397,689,361 and $125,419,281, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses.

Purchase Procedures.  The purchase procedures of the Acquiring Fund and the Fund are the same, except with respect to Classic shares.  The price for shares of each class of each fund is the net asset value per share, which is generally calculated at 1:00 p.m. Eastern time on days the New York Stock Exchange is open for regular business.  Shares of each class of each fund, except Classic shares, are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity.  Institutions purchasing fund shares on behalf of their clients determine which class is suitable for their clients.  The minimum initial investment requirement is generally $10 million for each fund.  Holders of Classic shares of the Fund who receive Participant shares of the Acquiring Fund in the Reorganization will not be able to use Dreyfus TeleTransfer, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan or Dreyfus Government Direct Deposit Privilege to purchase additional shares of the Acquiring Fund after the Reorganization.  See the funds' relevant combined Prospectuses and Statement of Additional Information for a more detailed discussion of the funds' purchase procedures.

Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of new rules adopted by the Commission for money market funds.  To be permitted to do so, the Acquiring Fund will not accept any new investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new rules adopted by the Commission.  Currently, the Fund and the Acquiring Fund have non-natural persons as part of their shareholder bases.  Shareholders of the Acquiring Fund who are non-natural persons would be permitted to remain in the Acquiring Fund, but would not be permitted to make new investments after the date the Acquiring Fund implements changes in accordance with the new rules.

Service Plan and Shareholder Services Plan.  Administrative shares, Investor shares and Participant shares of the Acquiring Fund, and Administrative shares, Investor shares and Classic shares of the Fund, are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Service Plan").  Under the Service Plan, each fund pays MBSC Securities Corporation ("MBSC"), its distributor, an annual fee based on the value of the average daily net assets attributable to such class of shares for distributing such shares, for advertising and marketing and for providing certain services to shareholders of the respective class of shares.  These services include answering shareholder inquiries regarding the funds and providing reports and other information, and services related to the maintenance of shareholder accounts.  Under the Service Plan, as to each relevant class, MBSC may make payments to certain financial institutions in respect to these services.  As to each fund, the fees payable under the Service Plan are payable without regard to actual expenses incurred.  Under the Service Plan, Administrative shares and Investor shares of each fund are subject to a fee at the annual rate of 0.10% and 0.25%, respectively, and Participant shares of the Acquiring Fund and Classic shares of the Fund are subject to a fee at the annual rate of 0.40% and 0.50%, respectively, of the value of the average daily net assets attributable to such shares.  Because Rule 12b-1 fees are paid out of the assets attributable to the relevant class of fund shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See the funds' relevant combined Prospectuses and Statement of Additional Information for a further discussion of the funds' Service Plan.

There are no Service Plan fees for Institutional shares of the Acquiring Fund or the Fund.  Institutional shares of the Acquiring Fund and the Fund, however, are subject to a Shareholder Services Plan pursuant to which the each fund reimburses MBSC for certain allocated expenses of providing personal services and/or maintaining shareholder accounts in an amount not to exceed 0.25% of the value of the respective fund's average daily net assets attributable to Institutional shares.  There are no Shareholder Services Plan fees for any other class of fund shares.  See the funds' relevant combined Prospectus and Statement of Additional Information for a further discussion of the funds' Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Acquiring Fund and the Fund are the same, except with respect to Classic shares.  Shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  Holders of Classic shares of the Fund who receive Participant shares of the Acquiring Fund in the Reorganization will not be able to use Dreyfus TeleTransfer or Automatic Withdrawal Plan to redeem shares of the Acquiring Fund after the Reorganization.  See the funds' relevant combined Prospectuses and Statement of Additional Information for a more detailed discussion of the funds' redemption procedures.

Shareholder Services.  The shareholder services offered by the Acquiring Fund and the Fund are the same, except with respect to Classic shares.  The privileges holders of Institutional shares, Administrative shares or Investor shares currently have on their Fund accounts will transfer automatically to their respective accounts with the Acquiring Fund.  Holders of Classic shares of the Fund who receive Participant shares of the Acquiring Fund in the Reorganization, however, will not be able to use Dreyfus TeleTransfer, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Automatic Withdrawal Plan or Dreyfus Express®.  In addition, holders of Classic shares of the Fund who receive Participant shares of the Acquiring Fund in the Reorganization will be able to exchange such Participant shares of the Acquiring Fund through the Fund Exchanges service or Dreyfus Auto-Exchange Privilege for Participant shares of any Dreyfus Cash Management fund or Participant Advantage shares of Dreyfus Institutional Cash Advantage Fund, but will not be able to exchange such Participant shares for shares of other funds in the Dreyfus Family of Funds.  See the funds' relevant combined Prospectuses and Statement of Additional Information for a further discussion of the shareholder services offered by the funds.

Distributions.  The dividends and distributions policies of the Acquiring Fund and the Fund are the same.  Each fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business.  The Acquiring Fund and the Fund usually pay dividends on the last calendar day of each month, which are automatically reinvested in additional shares of the relevant fund at net asset value or, at the investor's option, paid in cash.  Distributions from net realized capital gains, if any, generally are declared and paid once a year, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Acquiring Fund and the Fund is different.  See the funds' relevant combined Prospectuses and Statement of Additional Information for a further discussion of the funds' dividends and distributions policies.

REASONS FOR THE REORGANIZATION

Since last July, when the Commission issued new rules for money market funds, including the Fund and the Acquiring Fund, management of Dreyfus has conducted an ongoing review of the Commission's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including plans to amend the investment management policies of certain Dreyfus-managed money market funds and proposals to convert several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus is proposing to consolidate several funds that have similar investment strategies.

As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings as described above, management of Dreyfus recommended to the Trust's Board and to the Acquiring Fund's Board that the Fund be consolidated with the Acquiring Fund.  Dreyfus believes that the Reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.  In considering the various share classes offered by the Acquiring Fund, Dreyfus believes that exchanging Classic shares of the Fund for Participant shares of the Acquiring Fund is reasonable given the expense structures and investor bases of those share classes.  The Trust's Board and the Acquiring Fund's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower total annual expense ratio than the Fund and a comparable performance record to that of the Fund, with respect to the applicable share class, without diluting such shareholders' interests.  As of February 28, 2015, the Acquiring Fund had net assets of approximately $359 million and the Fund had net assets of approximately $96 million.  By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses.  Dreyfus also should be able to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also may benefit Dreyfus because such increase in assets may reduce the amount of fees and expenses Dreyfus has voluntarily agreed to waive or reimburse to maintain the Acquiring Fund's current yields at certain levels.

In determining whether to approve the Reorganization, each Board considered the following factors:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratios of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund whether or not the Reorganization is consummated.

For the reasons described above, the Trust's Board and the Acquiring Fund's Board, 75% of whose members are Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A.  The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on the Closing Date.  The number of Institutional shares, Administrative shares, Investor shares and Participant shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund (with net assets attributable to Classic shares of the Fund being exchanged for Participant shares of the Acquiring Fund), computed as of 1:00 p.m., Eastern time, on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the funds' relevant combined Prospectuses and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Classic shares of the Fund will receive Participant shares of the Acquiring Fund.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.  Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Trust's Board or the Acquiring Fund's Board.  The Plan also may be amended prior to the Reorganization by the Trust's Board and the Acquiring Fund's Board.  The Trust's Board or the Acquiring Fund's Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $87,000, which will be borne by Dreyfus whether or not the Reorganization is consummated.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets in exchange solely for Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund (with holders of Classic shares of the Fund receiving Participant shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Institutional shares, Administrative shares, Investor shares or Classic shares of the Fund for Institutional shares, Administrative shares, Investor shares or Participant shares of the Acquiring Fund (with holders of Classic shares of the Fund receiving Participant shares of the Acquiring Fund), respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Institutional shares, Administrative shares, Investor shares and Participant shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended January 31, 2015, the Fund had no unused capital loss carryforwards.

Sale of Portfolio Securities.  As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have the same investment objective and substantially similar investment management policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization.  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

In connection with the management decision to no longer invest in securities subject to the federal alternative minimum tax, the Acquiring Fund currently anticipates that approximately 20% of its portfolio holdings will be sold or held to maturity prior to September 1, 2015.  Any brokerage costs associated with the sale of those holdings would be borne by the Acquiring Fund and not the Fund or the combined fund.  Such costs are expected to be de minimis.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Information Statement from the Acquiring Fund's Prospectuses, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-42431).  Information about the Fund is incorporated by reference into this Prospectus/Information Statement from the Fund's Prospectuses, forming a part of the Trust's Registration Statement on Form N-1A (File No. 2-89275).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of April 30, 2015, either of record or beneficially, 5% or more of a class of the outstanding shares of the Fund and the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
Fund—Institutional Shares

Hare & Co. 2 c/o The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057-1381	68.9951%	26.1663%

Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	13.7779%	5.2252%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	9.4394%	3.5799%

Fund—Administrative Shares

Pershing LLC For the Exclusive Benefit of its Customers One Pershing Plaza Jersey City, NJ 07399-0001	100.0000%	20.9096%

Fund—Investor Shares

Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	70.8838%	4.4794%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	17.3738%	1.0979%

SEI Private Trust Company c/o Net ID 1 Freedom Valley Drive Oaks, PA 19456-9989	9.6152%	0.6076%

Fund—Classic Shares

Eva Schoning Chutjian 1000 5th Street, Suite 200 Miami Beach, FL 33139-6510	99.9959%	2.1051%

Acquiring Fund—Institutional Shares

Boston Safe Deposit & Trust Mellon Bank P.O. Box 534005 Pittsburgh, PA 15253-4005	90.0291%	55.8857%

J.P. Morgan Clearing Corp (GAMA) Norman White 144 Glen Curtiss Boulevard East Tower, 9th Floor Uniondale, NY 11556	5.9983%	3.7235%

Acquiring Fund—Administrative Shares

Pershing LLC Cash Management Services One Pershing Plaza Jersey City, NJ 07399-0001	57.3483%	45.3570%

Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of its Customers 500 North Broadway Saint Louis, MO 63102-2110	42.6517%	33.7334%

Acquiring Fund—Investor Shares

Pershing LLC Cash Management Services One Pershing Plaza Jersey City, NJ 07399-0001	95.1479%	89.1352%

Acquiring Fund—Participant Shares

First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	55.1092%	53.9490%

J.A. Levin Group Inc.. c/o Glenn Aigen 595 Madison Avenue, 17th Floor New York, NY 10022-1907	30.8686%	30.2187%

Glenn A. Aigen & Melissa E. Aigen JTWROS Sands Point, NY 11050-1316	8.0991%	7.9286%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of April 30, 2015, Board members and officers of the Trust and the Acquiring Fund, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended January 31, 2015 and the audited financial statements of the Acquiring Fund for its fiscal year ended January 31, 2015 have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.
EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of April 30, 2015 (the "Agreement"), among DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT (the "Fund"), DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (the "Acquiring Fund"), a Massachusetts business trust, and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Institutional shares, Administrative shares, Investor shares and Participant shares (collectively, the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Institutional shares, Administrative shares, Investor shares and Classic shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares, except that holders of Classic shares of the Fund will receive Participant shares of the Acquiring Fund, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectuses and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 1:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Agreement and Declaration of Trust (the "Acquiring Fund's Trust Agreement"), and the then-current prospectuses or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Trust's Board and the Acquiring Fund's Board, respectively.  Any provision in this Agreement to the contrary notwithstanding, if on the Valuation Date the difference between the net asset value per share of (i) either the Fund's shares or the Acquiring Fund Shares, respectively, using (a) the amortized cost value and (b) the shadow market value or (ii) the Fund's shares and the Acquiring Fund Shares using the shadow market value, equals or exceeds $.0025, either party shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025 or terminate this Agreement and the transactions contemplated hereby.  For purposes of the preceding sentence, the shadow market net asset value of the Fund's shares and the Acquiring Fund Shares shall be computed by using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Trust's Board and the Acquiring Fund's Board).

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund, determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be August 28, 2015, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 1:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectuses and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended January 31, 2015 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since January 31, 2015, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Fund represents and warrants to the Trust, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended January 31, 2015 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since January 31, 2015, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE TRUST, ON BEHALF OF THE FUND, AND THE ACQUIRING FUND.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           Subject to the provisions of this Agreement, the Trust, on behalf of the Fund, and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.3           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.4           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.5           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.3           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.5           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Fund or the Trust, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Trust Agreement or the Acquiring Fund's Trust Agreement, respectively; copies of  the Trust's Trust Agreement and the Acquiring Fund's Trust Agreement are on file at the office of the Secretary of the Commonwealth of Massachusetts and at the respective fund's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS, on behalf of Dreyfus New York AMT-Free Municipal Cash Management
By: ________________________
Bradley J. Skapyak,
President

ATTEST: _______________________
Jeff Prusnofsky,
Assistant Secretary

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
By: _________________________
Bradley J. Skapyak,
President

ATTEST: _______________________
Jeff Prusnofsky,
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION
By:	________________________
J. Charles Cardona,
President

ATTEST:	_______________________
James Bitetto,
Secretary

STATEMENT OF ADDITIONAL INFORMATION
JUNE 10, 2015
Acquisition of the Assets of
DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT (A Series of Dreyfus Tax Exempt Cash Management Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-346-3621
By and in Exchange for Shares of
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-346-3621

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated June 10, 2015 relating specifically to the transfer of all of the assets and liabilities of Dreyfus New York AMT-Free Municipal Cash Management (the "Fund"), a series of Dreyfus Tax Exempt Cash Management Funds (the "Trust"),  in exchange solely for Institutional shares, Administrative shares, Investor shares and Participant shares of Dreyfus New York Municipal Cash Management (the "Acquiring Fund").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.
The Acquiring Fund's and the Fund's combined Statement of Additional Information dated August 1, 2014, as revised or amended, September 1, 2014, September 11, 2014, October 1, 2014, December 1, 2014, February 1, 2015, February 27, 2015, March 9, 2015, April 1, 2015, May 1, 2015 and June 1, 2015.

2.	The Acquiring Fund's Annual Report for the fiscal year ended January 31, 2015.

3.	The Fund's Annual Report for the fiscal year ended January 31, 2015.

The Acquiring Fund's and the Fund's combined Statement of Additional Information, and the financial statements included in the Acquiring Fund's and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Information Statement dated June 10, 2015 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund and the Fund's combined Statement of Additional Information dated August 1, 2014, as revised or amended, September 1, 2014, September 11, 2014, October 1, 2014, December 1, 2014, February 1, 2015, February 27, 2015, March 9, 2015, April 1, 2015, May 1, 2015 and June 1, 2015, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the "Securities Act"), on May 27, 2015 (File Nos. 33-42431 and 2-89275).  The financial statements of the Acquiring Fund and the Fund are incorporated herein by reference to each fund's Annual Report for its fiscal year ended January 31, 2015, filed on March 27, 2015.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on April 30, 2015, the Board of Trustees of Dreyfus New York Municipal Cash Management (the "Acquiring Fund") and the Board of Trustees of Dreyfus Tax Exempt Cash Management Funds, on behalf of Dreyfus New York AMT-Free Municipal Cash Management (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Institutional, Investor, Administrative and Participant shares of the Acquiring Fund (with holders of Classic shares of the Fund to receive Participant shares of the Acquiring Fund) equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Shareholders of the Fund will receive shares of the corresponding class of the Acquiring Fund (with holders of Classic shares of the Fund to receive Participant shares of the Acquiring Fund) in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund on January 31, 2015 and is intended to present certain data as if the merger had been consummated on February 1, 2014. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. Following the Exchange, the Acquiring Fund will be the accounting survivor. The fiscal year end is January 31 for the Acquiring Fund and the Fund. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange. The Fund and the Acquiring Fund are both money market funds managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and have the same investment objective and substantially similar investment management policies.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual report of each fund, dated January 31, 2015 and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on January 31, 2015.

The Dreyfus Corporation ("Dreyfus"), the investment adviser of both the Fund and the Acquiring Fund, will bear the expenses of the Exchange, regardless of whether the Exchange is consummated. The Acquiring Fund and the Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.20% of the value of the respective fund's average daily net assets.

As of January 31, 2015, the net assets of: (i) the Fund were approximately $125,419,000 and (ii) the Acquiring Fund were approximately $397,689,000. The net assets of the combined fund as of January 31, 2015 would have been approximately $523,108,000.

On a pro forma basis for the 12 months ended January 31, 2015, the proposed Exchange would result in the following approximate decreases to expenses charged:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(50,000)	(0.01)%
Professional fees (1)	(40,000)	(0.01)%
Custodian fees (1)	(4,000)	(0.00)%(2)
Prospectus and shareholders' reports (1)	(5,000)	(0.00)%(2)
Trustees' fees and expenses (1)	(1,000)	(0.00)%(2)
Miscellaneous expense (1)	(25,000)	(0.00)%(2)

Total decrease to expenses	$(125,000)	(0.02)%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)	Rounds to less than (0.01)%.

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and net realized gain sufficient to relieve it from all, or substantially all, federal income and excise taxes.

The identified cost of investments for the Fund and the Acquiring Fund at January 31, 2015 is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity. Management does not anticipate having to sell any securities as a result of the Exchange.

The Exchange will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the Exchange.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders.  At January 31, 2015, neither the Fund nor the Acquiring Fund had any capital loss carryforwards available for offset.